UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT – April 23, 2026
(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8974	22-2640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

855 S. MINT STREET, CHARLOTTE, NC..................................................28202
......(Address of principal executive offices).................................................(Zip Code)

 Registrant’s telephone number, including area code: (704) 627-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	HON	The Nasdaq Stock Market LLC
3.375% Senior Notes due 2030	HON 30	The Nasdaq Stock Market LLC
0.750% Senior Notes due 2032	HON 32	The Nasdaq Stock Market LLC
3.750% Senior Notes due 2032	HON 32A	The Nasdaq Stock Market LLC
4.125% Senior Notes due 2034	HON 34	The Nasdaq Stock Market LLC
3.750% Senior Notes due 2036	HON 36	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events

Honeywell International Inc. (the “Company”) is filing this Current Report on Form 8-K to recast historical segment information as set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the Securities and Exchange Commission (“SEC”) on February 17, 2026 (“Original Report”).

As previously disclosed and as reflected in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026, effective the first quarter of 2026, the Company realigned its business units comprising its Industrial Automation and Energy Sustainability Solutions reportable business segments to form a new reportable business segment, Process Automation and Technology, and also result in a new composition of its Industrial Automation reportable business segment. Process Automation and Technology includes the core process solutions of the Honeywell Process Solutions business, which was previously in Industrial Automation, and UOP, which was previously in Energy and Sustainability Solutions. As a result, the Company will no longer report results for the Energy and Sustainability Solutions segment (the Advanced Materials business, which was formerly reported in Energy and Sustainability Solutions, was spun off on October 30, 2025). Industrial Automation will continue to include the smart energy, thermal solutions, and process measurement and control businesses, previously included in the Honeywell Process Solutions business, Sensing and Safety Technologies, Warehouse and Workflow Solutions, and Productivity Solutions and Services.

Following the realignment, the Company’s reportable business segments are Aerospace Technologies, Building Automation, Process Automation and Technology, and Industrial Automation. Other operations will continue to be presented in Corporate and All Other, which is separately reported but is not a reportable business segment. In addition to the realignment, also beginning in 2026, the Company will report its disaggregation of revenue within its Building Automation, Process Automation and Technology, and Industrial Automation segments based on business model. This realignment had no impact on the Company's historical consolidated financial position, results of operations, or cash flows.

Exhibit 99.1 to this Form 8-K provides recast segment information within the following items of the Company's Original Report to reflect the changes made to its segment reporting:
•Part I Item 1. Business – solely to reflect changes under the captions “Major Businesses,” “Competition,” “U.S. Government Sales,” and “International Operations”
•Part I Item 1A. Risk Factors – solely to update segment references
•Part I Information About Our Executive Officers - solely to reflect updated roles for executive leaders of the new segments.
•Part II Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations – solely to reflect changes in “Results of Operations,” and “Review of Business Segments”
•Part II Item 8. Financial Statements and Supplementary Data – solely to reflect changes in the “Notes to Consolidated Financial Statements,” specifically “Note 2 – Acquisitions, Divestitures, and Discontinued Operations,” “Note 3 – Revenue Recognition and Contracts with Customers,” “Note 4 – Repositioning and Other (Gains) Charges,” “Note 8 – Goodwill and Other Intangible Assets – Net,” and “Note 22 – Segment Financial Data”

The items above included in Exhibit 99.1 of this Form 8-K update the same items presented in the Original Report solely for changes in the Company’s reportable segment information and the related impacts to segment disclosures as a result of the recast described above and do not represent a restatement of previously issued financial statements. There are no changes to other disclosures presented in the Original Report, including the Company’s previously reported consolidated balance sheet, statement of operations, statement of comprehensive income, statement of shareowners’ equity, and statement of cash flows.

This Current Report on Form 8-K does not reflect changes or events occurring subsequent to the original filing of the 2025 Form 10-K and does not modify or update the disclosures in any way, other than as required to retrospectively recast the change in segment reporting. Therefore, this Form 8-K should be read in conjunction with the Company's Original Report as filed, Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026, and other periodic and current reports on Form 8-K.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed as part of this report:

Exhibit #	Description
23.1	Consent of Deloitte & Touche LLP
99.1
Items from the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, updated to reflect the recast segment presentation of Item 1. Business, Item 1A. Risk Factors, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Item 8. Financial Statements and Supplementary Data

101	The following financial statements from the Company's Current Report on Form 8-K dated April 23, 2026 formatted in Inline XBRL: (i) Consolidated Statement of Operations, (ii) Consolidated Statement of Comprehensive Income, (iii) Consolidated Balance Sheet, (iv) Consolidated Statement of Cash Flows, (v) Consolidated Statement of Shareowners' Equity and (vi) Notes to Consolidated Financial Statements, tagged as blocks of text and including detailed tags
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 23, 2026	HONEYWELL INTERNATIONAL INC.

By: /s/ Su Ping Lu
Su Ping Lu
Senior Vice President, General Counsel and Corporate Secretary